o198 STKPA1
                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                   FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1997

The prospectus is amended as follows:

I. The section "Who Manages the Fund? - Management Team" is replaced in its entirety with the following:

 MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Jamieson since inception and Mr. McCarthy since 1993.

 Edward B. Jamieson
 Senior Vice President of Advisers

Mr. Jamieson holds a Masters degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987.

 Michael McCarthy
 Portfolio Manager of Advisers

Mr. McCarthy holds a Bachelor of Arts degree in History from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992.

II. The section "Opening Your Account," found under "How Do I Buy Shares?", is replaced in its entirety with the following:

 OPENING YOUR ACCOUNT

 Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

 To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

 1. Read this prospectus carefully.

 2. Determine how much you would like to invest. The Fund's minimum investments are:

     o To open your account    $5,000,000
     o To add to your account  $       25

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

 3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

 4. Make your investment using the table below.

 METHOD      STEPS TO FOLLOW
--------------------------------------------------------------------------------
 BY MAIL     For an initial investment:

                Return the application to the Fund with your check made payable to the Fund.

             For additional investments:

                Send a check made payable to the Fund. Please include your account number on the check.
--------------------------------------------------------------------------------

 BY WIRE    1. Call  Shareholder  Services  or, if that  number is busy,  call
               1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

            2. For an  initial  investment  you must  also  return  your  signed shareholder application to the Fund.

             IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

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 THROUGH
 YOUR DEALER  Call your investment representative
--------------------------------------------------------------------------------
 MINIMUM INVESTMENTS

 To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

 The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

2. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds

 No minimum initial investment requirement applies to purchases by:

1.   Accounts managed by the Franklin Templeton Group

2.   The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

    o Was formed at least six months ago,
    o Has a purpose other than buying Fund shares at a discount,
    o Has more than 10 members,
    o Can arrange for meetings between our representatives and group members,
    o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,
    o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
    o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

III. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

    o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

                 Please keep this supplement for future reference.